ADVANCES FROM THE FEDERAL HOME LOAN BANK AND OTHER BORROWINGS	12 Months Ended
Dec. 31, 2012
ADVANCES FROM THE FEDERAL HOME LOAN BANK AND OTHER BORROWINGS

NOTE 7—ADVANCES FROM THE FEDERAL HOME LOAN BANK AND OTHER BORROWINGS

Advances from the Federal Home Loan Bank of Chicago totaled $9.0 million and $13.0 million at December 31, 2012 and 2011, respectively. Advances, at interest rates from 1.69% to 3.24%, are subject to restrictions or penalties in the event of prepayment.

The Company maintains a collateral pledge agreement covering advances whereby the Company has agreed to at all times keep on hand, free of all other pledges, liens, and encumbrances, whole first mortgage loans on improved residential property not more than 90 days delinquent, aggregating no less than 167 percent of the outstanding advances from the Federal Home Loan Bank of Chicago. As noted in Note 3, the Company has also pledged securities on these advances.

At December 31, 2012, scheduled maturities of advances are as follows:

2013	$4,500
2014	2,500
2015	2,000

On December 21, 2012, immediately following the consummation of the Company’s private placement offering, the Company repaid a $1.3 million loan facility that was previously outstanding with an independent third party bank for $900,000. As a result of this repayment at a discount a $400,000 gain on extinguishment of debt was recorded in December 2012.